UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2023

SALEM MEDIA GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 NORTH BELT LINE ROAD IRVING, TEXAS	75063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 586-0080

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	SALM	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Forbearance Agreement and Amendment Number Seven to Credit Agreement and Amendment Number One to Guaranty and Security Agreement, dated as of August 7, 2023

Salem Media Group, Inc. (the “Company”) and certain subsidiaries of the Company party to the Credit Agreement and the Guaranty and Security Agreement (each as defined below) (together with the Company, the “Loan Parties”) entered into a Forbearance Agreement and Amendment Number Seven to Credit Agreement and Amendment Number One to Guaranty and Security Agreement, dated as of August 7, 2023 (the “Seventh Amendment”), with the lenders party thereto (the “Lenders”), and Wells Fargo Bank, National Association, as administrative agent (the “Agent”). The Seventh Amendment amends the Credit Agreement, dated as of May 19, 2017 (as amended, supplemented or otherwise modified, including pursuant to the Seventh Amendment, the “Credit Agreement”), by and among the Company and the other Loan Parties that are borrowers thereunder, the Lenders and the Agent, and the Guaranty and Security Agreement, dated as of May 19, 2017 (as amended, supplemented or otherwise modified, including pursuant to the Seventh Amendment, the “Guaranty and Security Agreement”), by and among the Loan Parties and the Agent.

The Seventh Amendment includes a forbearance until August 31, 2023 with respect to certain specified events of default under the Credit Agreement, including the failure to maintain a fixed charge coverage ratio of at least 1.00 to 1.00 during the quarter ended June 30, 2023.

In addition, among other things, the Seventh Amendment (i) reduces the Lenders’ commitments under the Credit Agreement to $25,000,000, (ii) increases the interest rate margin, effective July 1, 2023, to be either adjusted term SOFR plus 4.00% or the base rate plus 3.00%, at the borrowers’ election, and (iii) replaces the fixed charge coverage ratio financial covenant with a covenant to maintain availability under the Credit Agreement of at least $1,000,000.

A copy of the Seventh Amendment is filed with this Form 8-K as Exhibit 10.1 and incorporated by reference herein. The foregoing description of the Seventh Amendment is qualified in its entirety by reference to the full text of the Seventh Amendment.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following exhibits are filed with this current report on Form 8-K:

Exhibit No.	Description

10.1	Forbearance Agreement and Amendment Number Seven to Credit Agreement and Amendment Number One to Guaranty and Security Agreement, dated as of August 7, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM MEDIA GROUP, INC.

Date: August 11, 2023	/s/ Christopher J. Henderson
Christopher J. Henderson
Executive Vice President, General Counsel and Secretary